THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account W

Wells Fargo New Directions Core
Wells Fargo New Directions Access
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Supplement dated March 27, 2017

This Supplement outlines a change to an investment option under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Putnam VT Growth and Income Fund. The Putnam Variable Trust has informed us that the Putnam VT Growth and Income Fund (“Growth and Income Fund”) will be merged into the Putnam VT Equity Income Fund (“Equity Income Fund”) on or about May 15, 2017. The Growth and Income Fund is only available in contracts issued prior to May 24, 2004.

At the time of the merger, Contractowners of units of the Growth and Income Fund subaccount will automatically receive a proportionate number of units of the Equity Income Fund subaccount based on the unit value of each fund at the time of the merger.

As a result of this merger, the Putnam VT Equity Income Fund will be added as an investment option to your contract beginning May 15, 2017. The Growth and Income Fund and the Equity Income Fund have the same investment goals and pursue substantially similar investment strategies. The Equity Income Fund will be unavailable for contracts purchased on and after May 24, 2004.

The following table reflects the expenses charged by the Putnam VT Equity Income Fund (Class IB) for the year ended December 31, 2015 (as a percentage of each fund’s average net assets):
Management Fees (before any waivers/ reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimbursements)	Total Contractual waivers/ reimbursements	Total Expenses (after any waivers/ reimbursements)1
0.47%	0.25%	0.11%	0.00%	0.83%	0.00%	0.83%

Investments of the Variable Account – Description of the Funds.  This section outlines the investment objectives for Equity Income Fund. For complete details relating to the Equity Income Fund, including risks, investment policies and strategies, please refer to the Equity Income Fund’s prospectus.
You should read the fund prospectus carefully before investing. Please be advised that there is no assurance that the Equity Income Fund will achieve its stated objectives.

Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Equity Income Fund (Class IB): Seeks capital growth and current income.

Please retain this Supplement for future reference.